Exhibit 10.5





                                       CNF INC.
                           NONQUALIFIED EXECUTIVE BENEFIT PLANS
                                    TRUST AGREEMENT
                                    2004 RESTATEMENT


        This Trust Agreement (the "Trust Agreement") is made this 30th day of December, 2004, by and between CNF INC. ("the Company") and WACHOVIA BANK, N.A. ("the Trustee").

                                       Recitals

        (a) WHEREAS, the Company has adopted the nonqualified deferred compensation plans and Agreements (the "Arrangements") listed in Attachment A;

        (b) WHEREAS, the Company has incurred or expects to incur liability under the terms of such Arrangements with respect to the individuals participating in such Arrangements (the "Participants");

        (c) WHEREAS, the Company has established a Trust (the "Trust") and contributed to the Trust assets held therein, subject to the claims of the Company's creditors in the event of the Company's Insolvency, as herein defined, until paid to Participants and their beneficiaries in such manner and at such times as specified in the Arrangements and in a Trust Agreement with a prior trustee most recently amended by a 1997 Restatement;

        (d) WHEREAS, the Company and the Trustee wish to amend the Trust Agreement by entering into this 2004 Restatement and, after the 2004 Restatement is signed by the parties, the Company will remove the prior trustee of the Trust as soon as practicable;

        (e) WHEREAS, it is the intention of the parties that this Trust shall constitute an unfunded arrangement and shall not affect the status of the Arrangements, to the extent they cover employees rather than non-employee directors, as an unfunded plan maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974; and

        (f) WHEREAS, it is the intention of the Company to make further contributions to the Trust to provide itself with a source of funds (the "Fund") to assist it in satisfying its liabilities under the Arrangements.

        NOW, THEREFORE, the Company appoints Wachovia Bank, N.A. as Trustee of the Trust effective with the date on which the prior trustee's removal takes effect and the parties agree that the Trust shall be, effective on that same date, comprised, held and disposed of as follows:

        Section 1. Establishment of The Trust

        (a) The Trust is intended to be a trust, of which the Company is the "grantor", within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.

        (b) The Company shall be considered a grantor for the purposes of the Trust.

        (c)  The Trust shall be irrevocable.

        (d) The Trustee shall accept the assets transferred to it by the prior Trustee, consisting primarily of cash and/or life insurance policies on the lives of Participants, which shall become the principal of the Trust to be held, administered and disposed of by the Trustee as provided in this Trust Agreement.

        (e) The principal of the Trust, and any earnings thereon, shall be held separate and apart from other funds of the Company and shall be used exclusively for the uses and purposes of Participants and general creditors as herein set forth. Participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Arrangements and this Trust Agreement shall be unsecured contractual rights of Participants and their beneficiaries against the Company. Any assets held by the Trust will be subject to the claims of the general creditors of the Company under federal and state law in the event the Company is Insolvent, as defined in Section 3(a) herein.

        (f) Within ninety (90) days following the end of each plan year, the Company shall irrevocably deposit additional cash or other property into the Trust in an appropriate amount sufficient to pay to each plan Participant or beneficiary the benefits accrued pursuant to the terms of the Arrangements as of the close of such plan year. Such a deposit may take the form of an assignment of all, or a percentage interest in, a promissory note evidencing a debt obligation to the Company from one of its subsidiaries (a "Subsidiary Note"). For all purposes of this Trust Agreement, a Subsidiary Note shall be valued at the stated principal balance due under it.

        (g) Upon a Potential CNF Change in Control, as defined herein, the Company shall, as soon as possible, but in no event later than thirty (30) days following the occurrence of the Potential CNF Change in Control, substitute Marketable Assets for any Subsidiary Notes held by the Trust and any other property other than Marketable Assets and transfer additional Marketable Assets to the Trust so that the Trust will hold Marketable Assets in an amount that is no less than 100% but no more than 120% of the benefits accrued pursuant to the terms of the Arrangements as of the date on which the Potential CNF Change in Control occurred. For 12 months following a Potential CNF Change in Control, the Company shall have no right to substitute a Subsidiary Note for assets of the Trust or to direct that Trust assets be invested in Subsidiary Notes. In the event a CNF Change in Control, as defined herein, does not occur within 12 months following a Potential CNF Change in Control, the Company shall have the right, after the expiration of such 12 months, to substitute one or more Subsidiary Notes for part or all of the assets of the Trust or to direct that Trust assets be invested in Subsidiary Notes. Any Marketable Assets contributed to the Trust must be satisfactory to the Trustee in its sole and absolute discretion.

        (h) Upon a CNF Change in Control, the Company shall, as soon as possible, but in no event later than thirty (30) days following the occurrence of the CNF Change in Control, substitute Marketable Assets for any Subsidiary Notes held by the Trust and any other property other than Marketable Assets and transfer additional Marketable Assets to the Trust so that the Trust will hold Marketable Assets in an amount that is no less than 100% but no more than 120% of the sum of (A) the benefits accrued pursuant to the terms of the Arrangements as of the date on which the CNF Change in Control occurred plus (B) an expense reserve for the Trustee in the amount of $125,000. After a CNF Change in Control described in Section 15(a)(4)(i) through (iv), the Company shall no longer have any right to substitute a Subsidiary Note for assets of the Trust or to direct that Trust assets be invested in Subsidiary Notes.

        (i) Upon a Unit Change in Control, the Company shall, as soon as possible, but in no event later than thirty (30) days following the occurrence of such Unit Change in Control, substitute Marketable Assets for any Subsidiary Notes held by the Trust and any other property other than Marketable Assets and transfer additional Marketable Assets to the Trust so that the Trust will hold Marketable Assets in an amount that is no less than 100% but no more than 120% of the benefits accrued pursuant to the terms of the Arrangements with respect to Participants to whom such Unit Change in Control applies, as of the date on which the Unit Change in Control occurred. For 12 months following a Unit Change in Control, the Company shall have no right to substitute a Subsidiary Note for assets of the Trust or to direct that Trust assets be invested in Subsidiary Notes if the effect of such substitution or direction would be to cause the Trust to hold Marketable Assets with a value less than the benefits accrued pursuant to the terms of the Arrangements with respect to Participants to whom such Unit Change in Control applies. The Company shall have the right, after the expiration of such 12 months, to substitute one or more Subsidiary Notes for part or all of the assets of the Trust or to direct that Trust assets be invested in Subsidiary Notes.

        Section 2. Payments to Participants and Their Beneficiaries

        (a) Prior to a CNF Change in Control, benefit payments due under an Arrangement will be made by the Company or by the Trustee at the direction of the Company. The entitlement of a Participant or his or her beneficiaries to benefits under an Arrangement shall be determined by the committee responsible for administration of the Arrangement, and any claim for such benefits shall be considered and reviewed under the procedures set out in the Arrangement.

        (b) The Company may make payment of benefits directly to the Participants or their beneficiaries as they become due under the terms of the Arrangements. If, as a result of the Company's payment of benefits, the Trust holds assets in excess of 120% of the amount necessary to pay the benefits payable pursuant to the terms of the Arrangements, together with anticipated fees and expenses of the Trustee, the Trustee shall promptly transfer from the Trust to the Company the amount of the benefits paid by the Company.

        (c) If payment is by the Trustee and the Trust does not have sufficient Marketable Assets to make payments of benefits in accordance with the terms of the Arrangements, the Company shall make the balance of each such payment as it falls due in accordance with the Arrangements. The Trustee shall notify the Company where principal and earnings are not sufficient. Nothing in this Agreement shall relieve the Company of its liabilities to pay benefits due under the Arrangements except to the extent such liabilities are met by application of assets of the Trust.

        (d) After a Potential CNF Change in Control or a CNF Change in Control, the Company shall deliver to the Trustee a schedule of benefits accrued under the Arrangements. After a Unit Change in Control, the Company shall deliver to the Trustee a schedule of benefits accrued under the Arrangements with respect to each Participant to whom the Unit Change in Control applies. After a Unit Change in Control (with respect to the benefits of Participants to whom the Unit Change in Control applies), a Potential CNF Change in Control, or a CNF Change in Control --

             (1) The Trustee shall pay benefits due in accordance with such schedule, unless the Company pays the benefits pursuant to
                   Section 2(a).

             (2) The committee responsible for administration of the Arrangements shall continue to make the determination of benefits due to Participants or their beneficiaries and shall provide the Trustee with an updated schedule of benefits due.

             (3) A Participant or the beneficiary of a deceased Participant may make application to the Trustee for an independent decision as to the amount or form of their benefits due under the Arrangements pursuant to the procedures set forth in Attachment B.

             (4) In making any determination required or permitted to be made by the Trustee under this Section, the Trustee shall, in each such case, reach its own independent determination, in its absolute and sole discretion, as to the Participant's or beneficiary's entitlement to a payment hereunder and shall make payment from the Trust in accordance with that determination.

             (5) In making its determination, the Trustee may consult with and make such inquiries of such persons, including the Participant or beneficiary, the Company, legal counsel, actuaries or other persons, as the Trustee may reasonably deem necessary. Any reasonable costs incurred by the Trustee in arriving at its determination shall be reimbursed by the Company and, to the extent not paid by the Company within a reasonable time, shall be charged to the Trust.

             (6) The Company waives any right to contest any amount paid over by the Trustee hereunder pursuant to a good faith determination made by the Trustee notwithstanding any claim by or on behalf of the Company (absent a manifest abuse of discretion by the Trustee) that such payments should not be made.

        (e) The Trustee agrees that it will not itself institute any action at law or at equity, whether in the nature of an accounting, interpleading action, request for a declaratory judgment or otherwise, requesting a court or administrative or quasi-judicial body to make the determination required to be made by the Trustee under this Section 2 in the place and stead of the Trustee. The Trustee may (and, if necessary or appropriate, shall) institute an action to collect a contribution due the Trust following a CNF Change in Control or in the event that the Trust should ever experience a short-fall in the amount of assets necessary to make payments pursuant to the terms of the Arrangements.

        Section 3. Trustee  Responsibility Regarding  Payments  To  The  Trust
                   Beneficiary When The Company Is Insolvent

        (a) The Trustee shall cease payment of benefits to Participants and their beneficiaries if the Company is Insolvent. The Company shall be considered "Insolvent" for purposes of this Trust Agreement if (i) the Company is unable to pay its debts as they become due, or (ii) the Company is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

        (b) At all times during the continuance of this Trust, the principal and income of the Trust shall be subject to claims of general creditors of the Company under federal and state law as set forth below.

             (1) The Board of Directors and the Chief Executive Officer of the Company shall have the duty to inform the Trustee in writing that the Company is Insolvent. If a person claiming to be a creditor of the Company alleges in writing to the Trustee that the Company has become Insolvent, the Trustee shall determine whether the Company is Insolvent and, pending such determination, the Trustee shall discontinue payment of benefits to Participants or their beneficiaries.

             (2) Unless the Trustee has actual knowledge that the Company is Insolvent, or has received notice from the Company or a person claiming to be a creditor alleging that the Company is Insolvent, the Trustee shall have no duty to inquire whether the Company is Insolvent. The Trustee may in all events rely on such evidence concerning the Company's solvency as may be furnished to the Trustee and that provides the Trustee with a reasonable basis for making a determination concerning the Company's solvency.

             (3) If at any time the Trustee has determined that the Company is Insolvent, the Trustee shall discontinue payments to Participants or their beneficiaries and shall hold the assets of the Trust for the benefit of the Company's general creditors. Nothing in this Trust Agreement shall in any way diminish any rights of Participants or their beneficiaries to pursue their rights as general creditors of the Company with respect to benefits due under the Arrangements or otherwise.

             (4) The Trustee shall resume the payment of benefits to Participants or their beneficiaries in accordance with
                   Section  2  of  this Trust Agreement  only  after  the
                   Trustee has determined that the Company is not Insolvent (or is no longer Insolvent).

        (c) Provided that there are sufficient assets, if the Trustee discontinues the payment of benefits from the Trust pursuant to
             Section 3(b) hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to Participants or their beneficiaries under the terms of the Arrangements for the period of such discontinuance, less the aggregate amount of any payments made to Participants or their beneficiaries by the Company in lieu of the payments provided for hereunder during any such period of discontinuance.

        Section 4. Payments When a Short-Fall of The Trust Assets Occurs

        (a) If there are not sufficient assets for the payment of current and expected future benefits pursuant to Section 2 or Section 3(c) hereof and the Company does not otherwise make such payments within a reasonable time after demand from the Trustee, the Trustee shall allocate the Trust assets among the Participants or their beneficiaries in the following order of priority:

             (1)   vested   Participants  (regardless  of  whether  they   are
                   actively employed) and their beneficiaries; and

             (2) non-vested Participants (regardless of whether they are actively employed) and their beneficiaries.

        (b) Within each category, assets shall be allocated pro-rata with respect to the total present value of benefits expected for each Participant or beneficiary within the category, and payments to each Participant or beneficiary shall be made to the extent of the assets allocated to each Participant or beneficiary.

        (c) Upon receipt of a contribution from the Company necessary to make up for a short-fall in the payments due, the Trustee shall resume payments to all the Participants and beneficiaries under the Arrangements. Following a CNF Change in Control, the Trustee shall have the right and duty to compel a contribution to the Trust from the Company to make-up for any short-fall.

        Section 5. Payments to the Company

        Except as provided in Section 2(b) or Section 3 hereof, the Company shall have no right or power to direct the Trustee to return to the Company or to divert to others any of the Trust assets before all payment of benefits have been made to Participants and their beneficiaries pursuant to the terms of the Arrangements.

        Section 6. Investment Authority

        (a) The Trustee shall not be liable in discharging its duties hereunder, including without limitation its duty to invest and reinvest the Fund, if it acts for the exclusive benefit of the Participants and their beneficiaries, in good faith and as a prudent person would act in accomplishing a similar task and in accordance with the terms of this Trust Agreement and any applicable federal or state laws, rules or regulations.

        (b) Subject to the Company's power to direct the investment of the Fund prior to a CNF Change in Control pursuant to Section 6(c), the Trustee shall have the power in investing and reinvesting the Fund in its sole discretion:

             (1) To invest and reinvest in any readily marketable common and preferred stocks, bonds, notes, debentures (including convertible stocks and securities but not including any stock or security of the Trustee other than a de minimis amount held in a collective or mutual fund), certificates of deposit or demand or time deposits (including any such deposits with the Trustee) and shares of investment companies and mutual funds, without being limited to the classes or property in which the Trustees are authorized to invest by any law or any rule of court of any state and without regard to the proportion any such property may bear to the entire amount of the Fund;

             (2) To invest and reinvest all or any portion of the Fund collectively through the medium of any proprietary mutual fund that may be established and maintained by the Trustee;

             (3) To commingle for investment purposes all or any portion of the Fund with assets of any other similar trust or trusts established by the Company with the Trustee for the purpose of safeguarding deferred compensation or retirement income benefits of its employees and/or directors;

             (4)   To retain any property at any time received by the Trustee;

             (5) To sell or exchange any property held by it at public or private sale, for cash or on credit, to grant and exercise options for the purchase or exchange thereof, to exercise all conversion or subscription rights pertaining to any such property and to enter into any covenant or agreement to purchase any property in the future;

             (6) To participate in any plan of reorganization, consolidation, merger, combination, liquidation or other similar plan relating to property held by it and to consent to or oppose any such plan or any action thereunder or any contract, lease, mortgage, purchase, sale or other action by any person;

             (7) To deposit any property held by it with any protective, reorganization or similar committee, to delegate discretionary power thereto, and to pay part of the expenses and compensation thereof any assessments levied with respect to any such property to deposited;

             (8)   To extend the time of payment of any obligation held by it;

             (9) To hold uninvested any moneys received by it, without liability for interest thereon, but only in anticipation of payments due for investments, reinvestments, expenses or disbursements;

             (10) To exercise all voting or other rights with respect to any property held by it and to grant proxies, discretionary or otherwise;

             (11) For the purposes of the Trust, to borrow money from others, to issue its promissory note or notes therefor, and to secure the repayment thereof by pledging any property held by it;

             (12) To employ suitable contractors and counsel, who may be counsel to the Company or to the Trustee, and to pay their reasonable expenses and compensation from the Fund to the extent not paid by the Company;

             (13) To register investments in its own name or in the name of a nominee; to hold any investment in bearer form; and to combine certificates representing securities with certificates of the same issue held by it in other fiduciary capacities or to deposit or to arrange for the deposit of such securities with any depository, even though, when so deposited, such securities may be held in the name of the nominee of such depository with other securities deposited therewith by other persons, or to deposit or to arrange for the deposit of any securities issued or guaranteed by the United States government, or any agency or instrumentality thereof, including securities evidenced by book entries rather than by certificates, with the United States Department of the Treasury or a Federal Reserve Bank, even though, when so deposited, such securities may not be held separate from securities deposited therein by other persons; provided, however, that no securities held in the Fund shall be deposited with the United States Department of the Treasury or a Federal Reserve Bank or other depository in the same account as any individual property of the Trustee, and provided, further, that the books and records of the Trustee shall at all times show that all such securities are part of the Trust Fund;

             (14) To settle, compromise or submit to arbitration any claims, debts or damages due or owing to or from the Trust, respectively, to commence or defend suits or legal proceedings to protect any interest of the Trust, and to represent the Trust in all suits or legal proceedings in any court or before any other body or tribunal; provided, however, that the Trustee shall not be required to take any such action unless it shall have been indemnified by the Company to its reasonable satisfaction against liability or expenses it might incur therefrom;

             (15) To hold and retain policies of life insurance, annuity contracts, and other property of any kind which policies are contributed to the Trust by the Company or any subsidiary of the Company or are purchased by the Trustee;

             (16) To hold any other class of assets which may be contributed by the Company and that is deemed reasonable by the Trustee, unless expressly prohibited herein;

             (17) To loan any securities at any time held by it to brokers or dealers upon such security as may be deemed advisable, and during the terms of any such loan to permit the loaned securities to be transferred into the name of and voted by the borrower or others; and

             (18)  Generally,  to  do  all  acts,  whether  or  not  expressly
                   authorized,  that  the  Trustee  may   deem   necessary  or
                   desirable for the protection of the Fund.

        (c) Prior to a CNF Change in Control, the Company shall have the right, subject to this Section to direct the Trustee with respect to investments.

             (1) The Company may at any time direct the Trustee to segregate all or a portion of the Fund in a separate investment account or accounts and may appoint one or more investment managers and/or an investment committee established by the Company to direct the investment and reinvestment of each such investment account or accounts. In such event, the Company shall notify the Trustee of the appointment of each such investment manager and/or investment committee. No such investment manager shall be related, directly or indirectly, to the Company, but members of the investment committee may be employees of the Company.

             (2) Thereafter (until a CNF Change in Control), the Trustee shall make every sale or investment with respect to such investment account as directed in writing by the investment manager or investment committee. It shall be the duty of the Trustee to act strictly in accordance with each direction. The Trustee shall be under no duty to question any such direction of the investment manager or investment committee, to review any securities or other property held in such investment account or accounts acquired by it pursuant to such directions or to make any recommendations to the investment managers or investment committee with respect to such securities or other property.

             (3) Notwithstanding the foregoing, the Trustee, without obtaining prior approval or direction from an investment manager or investment committee, shall invest cash balances held by it from time to time in short term cash equivalents including, but not limited to, through the medium of any short term common, collective or commingled trust fund established and maintained by the Trustee subject to the instrument establishing such trust fund, U.S. Treasury Bills, commercial paper (including such forms of commercial paper as may be available through the Trustee's Trust
                   Department), certificates of deposit (including certificates issued by the Trustee in its separate corporate capacity), and similar type securities, with a maturity not to exceed one year; and, furthermore, sell such short term investments as may be necessary to carry out the instructions of an investment manager or investment committee regarding more permanent type investment and directed distributions.

             (4) The Trustee shall neither be liable nor responsible for any loss resulting to the Fund by reason of any sale or purchase of an investment directed by an investment manager or investment committee nor by reason of the failure to take any action with respect to any investment which was acquired pursuant to any such direction in the absence of further directions of such investment manager or investment committee.

        (d) Following a CNF Change in Control, the Trustee shall have the sole and absolute discretion in the management of the Trust assets and shall have all the powers set forth under
             Section 6(b). In investing the Trust assets, the Trustee shall consider:

             (1)   the needs of the Arrangements;

             (2) the need for matching of the Trust assets with the liabilities of the Arrangements; and

             (3) the duty of the Trustee to act solely in the best interests of the Participants and their beneficiaries.

        (e) The Trustee shall have the right, in its sole discretion, to delegate its investment responsibility to an investment manager who may be an affiliate of the Trustee. In the event the Trustee shall exercise this right, the Trustee shall remain, at all times responsible for the acts of an investment manager. The Trustee shall have the right to purchase an insurance policy or an annuity to fund the benefits of the Arrangements.

        (f) The Company shall have the right at any time, and from time to time in its sole discretion, to substitute assets (other than securities issued by the Trustee or the Company) of equal fair market value for any asset held by the Trust. This right is exercisable by the Company in a nonfiduciary capacity without the approval or consent of any person in a fiduciary capacity; provided, however, that, following a Potential CNF Change in Control or a CNF Change in Control -

             (1) No such substitution shall be permitted unless the Trustee determines that the fair market values of the substituted assets are equal.

             (2) Assets owned by the Trust may not be substituted with obligations of the Company, its subsidiaries or its successors.

             (3) The restrictions of Sections 1(f), 1(g), 1(h) and 1(i) shall apply with respect to assets that are Subsidiary Notes and the amount of Marketable Assets.

        (g) In no event may the Trustee invest in securities (including stock or rights to acquire stock) or obligations issued by the Company, other than a de minimis amount held in common investment vehicles in which the Trustee invests. This restriction does not apply to the investment in Subsidiary Notes authorized by Sections 1(g). All rights associated with assets of the Trust shall be exercised by Trustee or the person designated by Trustee (including the Company or any person designated by the Company, as indicated in
             Section 6(c)), and shall in no event be exercisable by or rest with plan Participants.

        (h) In the event that the Trustee is directed to invest in a Subsidiary Note pursuant to this Section 6, the Trustee shall hold such Subsidiary Note exclusively without liability for any failure to diversify or as may otherwise be required of trustees by applicable law.

        Section 7. Insurance Contracts

        (a) To the extent that the Trustee is directed by the Company prior to a CNF Change in Control to invest part or all of the Trust Fund in insurance contracts, the type and amount thereof shall be specified by the Company. The Trustee shall be under no duty to make inquiry as to the propriety of the type or amount so specified.

        (b) Each insurance contract issued shall provide that the Trustee shall be the owner thereof with the power to exercise all rights, privileges, options and elections granted by or permitted under such contract or under the rules of the insurer. The exercise by the Trustee of any incidents of ownership under any contract shall, prior to a CNF Change in Control, be subject to the direction of the Company. After a CNF Change in Control, the Trustee shall have all such rights.

        (c) The Trustee shall have no power to name a beneficiary of the policy other than the Trust, to assign the policy (as distinct from conversion of the policy to a different form) other than to a successor Trustee, or to loan to any person the proceeds of any borrowing against an insurance policy held in the Trust Fund.

        (d) No insurer shall be deemed to be a party to the Trust and an insurer's obligations shall be measured and determined solely by the terms of contracts and other agreements executed by the insurer.

        Section 8. Disposition of Income

        During the term of the Trust, all income received by the Trust, net of expenses and taxes payable by the Trust, shall be accumulated and reinvested within the Trust.

        Section 9. Accounting by The Trustee

        The Trustee shall keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be made, including such specific records as shall be agreed upon in writing between the Company and the Trustee. Within forty-five (45) days following the close of each calendar year and within forty-five (45) days after the removal or resignation of the Trustee, the Trustee shall deliver to the Company a written account of its administration of the Trust during such year or during the period from the close of the last preceding year to the date of such removal or resignation setting forth all investments, receipts, disbursements and other transactions effected by it, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchases or sales (accrued interest paid or receivable being shown separately), and showing all cash, securities and other property held in the Trust at the end of such year or as of the date of such removal or resignation, as the case may be. In the event the Company objects to such a written accounting, Trustee may have its accounting settled by a court of competent jurisdiction. The Trustee shall be entitled to hold and to commingle the assets of the Trust in one Fund for investment purposes but at the direction of the Company prior to a CNF Change in Control, the Trustee shall create one or more sub-accounts.

        Section 10.Responsibility of The Trustee

        (a) The Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, provided, however, that the Trustee shall incur no liability to any person for any action taken pursuant to a direction, request or approval given by the Company which is contemplated by, and in conformity with, the terms of the
             Arrangements or this Trust and is given in writing by the Company. In the event of a dispute between the Company and a party, the Trustee may apply to a court of competent jurisdiction to resolve the dispute, subject, however to Section 2(e) hereof.

        (b) The Company hereby indemnifies the Trustee against losses, liabilities, claims, costs and expenses in connection with the administration of the Trust as a result of the Trustee's following directions given by the Company or reliance on information provided by the Company. To the extent the Company fails to make any payment on account of an indemnity provided in this paragraph 10(b), in a reasonably timely manner, the Trustee may obtain payment from the Trust. If the Trustee undertakes or defends any litigation for the purpose of protecting a Participant's or beneficiary's rights under the Arrangements, the Company agrees to indemnify the Trustee against the Trustee's costs, reasonable expenses and liabilities (including, without limitation, attorneys' fees and expenses) relating thereto and to be primarily liable for such payments. If the Company does not pay such costs, expenses and liabilities in a reasonably timely manner, the Trustee may obtain payment from the Trust.

        (c) Prior to a CNF Change in Control, the Trustee may consult with legal counsel (who may also be counsel for the Company generally) with respect to any of its duties or obligations hereunder. Following a CNF Change in Control the Trustee shall select independent legal counsel and may consult with counsel or other persons with respect to its duties and with respect to the rights of Participants or their beneficiaries under the Arrangements.

        (d) The Trustee may hire agents, accountants, actuaries, investment advisors, financial consultants or other professionals to assist it in performing any of its duties or obligations hereunder and may rely on any determinations made by such agents and information provided to it by the Company.

        (e) The Trustee shall have, without exclusion, all powers conferred on the Trustee by applicable law, unless expressly provided otherwise herein.

        (f) Notwithstanding any powers granted to the Trustee pursuant to this Trust Agreement or to applicable law, the Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.

        Section 11.Compensation and Expenses of The Trustee

        The Trustee's compensation shall be as agreed in writing from time to time by the Company and the Trustee. The Company shall pay all administrative expenses and the Trustee's fees and shall promptly reimburse the Trustee for any fees and expenses of its agents. If not so paid, the fees and expenses shall be paid from the Trust.

        Section 12.Resignation and Removal of The Trustee

        (a) The Trustee may resign at any time by written notice to the Company, which shall be effective sixty (60) days after receipt of such notice unless the Company and the Trustee agree otherwise.

        (b) The Trustee may be removed by the Company on sixty days (60) days notice or upon shorter notice accepted by the Trustee.

        (c) If the Trustee resigns or is removed within two years after a CNF Change in Control, the Trustee may apply to a court of competent jurisdiction to select a successor Trustee in accordance with the provisions of Section 12(b) prior to the effective date of the Trustee's resignation or removal.

        (d) Upon resignation or removal of the Trustee and appointment of a successor Trustee, all assets shall subsequently be transferred to the successor Trustee. The transfer shall be completed within sixty (60) days after receipt of notice of resignation, removal or transfer, unless the Company extends the time limit.

        (e) If the Trustee resigns or is removed, a successor shall be appointed, in accordance with Section 13 hereof, by the effective date of resignation or removal under paragraph(s) (a) or (b) of this section. If no such appointment has been made, the Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All expenses of the Trustee in connection with the proceeding shall be allowed as administrative expenses of the Trust.

        Section 13.Appointment of Successor

        (a) Subject to Section 12(c), if the Trustee resigns or is removed in accordance with Section 12(a) or (b), the Company shall appoint a bank or trust company in good standing, organized and doing business under the laws of the United States or a state thereof, with a market capitalization exceeding $100,000,000 and authorized under the laws governing its organizaton to exercise corporate trustee powers, as a successor to replace the Trustee upon resignation or removal. The successor Trustee shall have all of the rights and powers of the former Trustee, including ownership rights in the Trust. The former Trustee shall execute any instrument necessary or reasonably requested by the Company or the successor Trustee to evidence the transfer.

        (b) The successor Trustee need not examine the records and acts of any prior Trustee and may retain or dispose of existing Trust assets, subject to Section 8 and 9 hereof. The successor Trustee shall not be responsible for and the Company shall indemnify and defend the successor Trustee from any claim or liability resulting from any action or inaction of any prior Trustee or from any other past event, or any condition existing at the time it becomes successor Trustee.

        Section 14.Amendment or Termination

        (a) This Trust Agreement may be amended by a written instrument executed by the Trustee and the Company; provided that -

             (1) After a CNF Change in Control has occurred, no amendment may be made to the Trust without the approval of seventy-five percent (75%) of all Participants (counting the beneficiaries of a deceased Participant as a single Participant) except as may be required to maintain the tax status or the ERISA status of this Trust.

             (2)   No   such   amendment   shall  increase   the   duties   or
                   responsibilities of the Trustee unless the Trustee consents thereto in writing.

        (b) The Trust shall not terminate until the date on which Participants and their beneficiaries have received all of the benefits due to them under the terms and conditions of the Arrangements; provided that, upon the written approval of seventy-five percent (75%) of all Participants (counting the beneficiaries of a deceased Participant as a Participant), the Company may terminate this Trust prior to the time all benefit payments under the Arrangements have been made. Upon termination of the Trust, the Trustee shall make a final accounting and shall distribute to the Company the net balance of any remaining assets of the Trust. Upon making such a distribution, the Trustee shall be relieved from all further liability.

        Section 15.Change in Control

        (a) For purposes of this Trust Agreement, the following terms shall be defined as set forth below:

             (1)   "Affiliate"  means  an  entity  described  in   Rule  12b-2
                   promulgated under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

             (2)   "CNF Change in Control" means any of the following:

                   (i) Any Person is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its Affiliates) representing 25% or more of the combined voting power of the Company's then outstanding voting securities;

                   (ii) The  following  individuals  cease for any  reason  to constitute a majority of the number of directors then serving: individuals who, on the effective date of the Trust, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the effective date of the Trust or whose appointment, election or nomination for election was previously so approved or recommended;

                   (iii)There is consummated a merger  or consolidation of the
                        Company or any direct or indirect subsidiary of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person, directly or indirectly, acquired 25% or more of the combined voting power of the Company's then outstanding securities (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates); or

                   (iv) The stockholders of the  Company  approve  a  plan  of complete liquidation of the Company or there is consummated an agreement for the sale or disposition by the Company of assets having an aggregate book value at the time of such sale or disposition of more than 75% of the total book value of the Company's assets on a consolidated basis (or any transaction having a similar effect), other than any such sale or disposition by the Company (including by way of spin-off or other distribution) to an entity, at least 50% of the combined voting power of the voting securities of which are owned immediately following such sale or disposition by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale or disposition;

             (3) "Marketable Assets" means cash or any asset the Trustee may invest in pursuant to Section 6(b)(1) or Section 6(c)(3).

             (4) "Person" means any person, as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than (A) the Company or its Affiliates, (B) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or its Affiliates, and (C) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the common stock, $0.625 par value per share, of the Company).

             (5)   "Potential  CNF  Change  in  Control"  means  any   of  the
                   following:

                   (i) The Company enters into an agreement, the consummation of which would result in the occurrence of a CNF Change in Control;

                   (ii) The  Company  or  any  Person  publicly  announces  an intention to take or to consider taking actions, including but not limited to proxy contests or consent solicitations, which, if consummated, would constitute a CNF Change in Control;

                   (iii)Any Person becomes the "beneficial owner",  as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of securities of the Company representing 15% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding securities (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates); or

                   (iv) The  Board  of  Directors  of  the  Company  adopts  a resolution to the effect that, for purposes of this Trust Agreement, a Potential CNF Change in Control has occurred.

             (6)   "Unit Change in Control" means any of the following:

                   (i) There is consummated the sale or other disposition by the Company, however effected, of either of the two primary business units of the Company, whether in a single transaction or in a series of transactions occurring within an 18-month period, and whether or not such business unit constitutes part of a larger enterprise at the time of the sale or other disposition; provided, however, that this clause (i) shall apply only to Participants who are employed by the Company; and provided further, that the Board of Directors of the Company may, upon notice to the affected Participants given at any time, terminate this clause (i) without the consent of such Participants, except that any such notice shall not be effective to terminate this clause (i) if a CNF Change in Control or a Unit Change in Control occurs pursuant to this clause (i) within ninety (90) days after such notice is given; or

                   (ii) There is consummated  the  sale  or other disposition, however effected, of either of the primary business units of the Company, whether or not such business unit constitutes part of a larger enterprise at the time of the sale or other disposition; provided, however, that this clause (ii) shall apply only to Participants (i) who, immediately prior to such sale or other disposition, were employed by the business unit that is sold or otherwise disposed of and (ii) who are not employed by the Company or any of its subsidiaries immediately following such sale or other disposition.

                   As used in clauses (i) and (ii) above, "primary business units" means Con-Way Transportation Services, Inc., and Menlo Worldwide Forwarding, Inc., and a "sale or other disposition" of a business unit includes:

                   (A) a sale by the Company of the then outstanding shares of capital stock of the business unit having more than 50% of the then existing voting power of all outstanding securities of the business unit, whether by merger, consolidation or otherwise;

                   (B) the sale of all or substantially all of the assets of the business unit; and

                   (C) any other transaction or course of action (including, without limitation, a spin-off or other distribution) engaged in, directly or indirectly, by the Company or the business unit that has a substantially similar effect as the transactions of the type referred to in clause (a) or (b) above;

                   it being the intent that a sale or other disposition of a business unit occurs even if (x) such business unit constitutes part of a larger enterprise at the time of the relevant sale or disposition transaction and (y) such sale or disposition transaction involves such larger enterprise (such as, by way of example and without limitation, when one or more business units are subsidiaries of a common parent and either (A) the common parent is spun-off or (B) there is consummated a sale of the stock or other equity interests in the common parent having more than 50% of the then existing voting power of all outstanding securities of the common parent).

                   The foregoing notwithstanding, (1) a sale or other disposition of a business unit shall not be deemed to have occurred for purposes of clauses (i) and (ii) above
                   (x) except in the case of a transaction described in clause
                   (B) above, so long as the Company or any of its Affiliates, individually or collectively, own the then outstanding shares of capital stock of the business unit having 50% or more of the then existing voting power of all outstanding securities of the business unit, or (y) in the event of the sale of shares of capital stock of the business unit (or the sale of shares or other equity interests in any parent company of such business unit) to any trustee or other fiduciary holding securities under an employee benefit plan of the Company, the business unit or any other Affiliate of the Company, and (2) a sale or other disposition of a business unit shall not be deemed to have occurred for purposes of clause (ii) above in the event of the sale or distribution of shares of capital stock (including, without limitation, a spin-off) of the business unit to shareholders of the Company, or the sale of assets of the business unit to any corporation or other entity owned, directly or indirectly, by the shareholders of the Company, in either case in substantially the same proportions as their ownership of stock in the Company.

        (b) The General Counsel of the Company shall have the specific authority to determine whether a Potential CNF Change in Control, a CNF Change in Control, or a Unit Change in Control has transpired and shall be required to give the Trustee notice of a Potential CNF Change in Control, a CNF Change in Control, or a Unit Change in Control. The Trustee shall be entitled to rely upon such notice, but if the Trustee receives notice of a Potential CNF Change in Control, a CNF Change in Control, or a Unit Change in Control from another source, the Trustee shall make its own independent determination.

        Section 16.Miscellaneous

        (a) Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

        (b) The Company hereby represents and warrants that all of the Arrangements have been established, maintained and administered in accordance, in material respects, with all applicable laws, including without limitation, ERISA.

        (c) Benefits payable to Participants and their beneficiaries under this Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.

        (d) This Trust Agreement shall be governed by and construed in accordance with the laws of North Carolina.

        (e) The CNF Inc. 2005 Deferred Compensation Plan for Executives and the CNF Inc. 2005 Supplemental Excess Retirement Plan are intended to meet the requirements of Section 409A of the Internal Revenue Code, the regulations thereunder, and any additional guidance provided by the Treasury Department. The CNF Inc.
             Deferred Compensation Plan for Executives and the CNF Inc. Supplemental Excess Retirement Plan are intended to be exempt from such requirements. Any provision of this Trust Agreement that would cause any Arrangement to fail to meet such requirements shall be void and, notwithstanding any other provisions of this Trust Agreement, the Trust Agreement may be amended by the Company and the Trustee to comply with such requirements.

        IN WITNESS WHEREOF, this Trust Agreement has been executed on behalf of the parties hereto on the day and year first above written.


         CNF INC.                               WACHOVIA BANK, N.A. as TRUSTEE

         By:  /s/ Mark C. Thickpenny            By:  /s/ Shelley C. Anderson
              ------------------------               -------------------------
         Its:  Vice President - Treasurer       Its:  AVP











                                     Attachment A



        The following Arrangements are covered by this Trust:

             CNF Inc. Deferred Compensation Plan for Executives

             CNF Inc. 2005 Deferred Compensation Plan for Executives

             CNF Inc. Supplemental Excess Retirement Plan

             CNF Inc. 2005 Supplemental Excess Retirement Plan








                                     Attachment B

                                  Claims Procedures

                     (Applicable in the event of a Potential CNF
                     Change in Control, a CNF Change in Control, or a Unit Change in Control, as provided in
                                   Section 2(d)(3))

        Presentation of Claim. Any Participant or Beneficiary of a deceased Participant may deliver to the Trustee a written claim for a determination as to the amount or form of the benefits distributable to such Claimant from the Arrangements. A claim must be made within one year following the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

        Notification of Decision. The Trustee shall consider a Claimant's claim within a reasonable time, and shall notify the Claimant in writing:

             (a) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

             (b) that the Trustee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

                   (i) the specific reason(s) for the denial of the claim, or any part of it;

                   (ii) specific reference(s) to pertinent provisions of the
                        Arrangements upon which such denial was based;

                   (iii)a description of any additional material or
                        information necessary for the Claimant to clarify or perfect the claim, and an explanation of why such material or information is necessary; and

                   (iv) an explanation of the claim review procedure set forth below.








        Review of a Denied Claim. Within six months after receiving a notice from the Trustee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Trustee a written request to review of the denial of the claim. Thereafter, but not later than 30 days after the review procedure began, the Claimant (or the Claimant's duly authorized representative):

             (a)   may review pertinent documents;

             (b)   may submit written comments or other documents; and/or

             (c) may request a hearing, which the Trustee, in its sole and absolute discretion, may grant.

        Decision on Review. The Trustee shall render its decision on review promptly and not later than 60 days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Trustee's decision must be rendered within 60 days after such date. Such decision must be written in a manner calculated to be understood by the Claimant and it must contain:

             (a)   specific reasons for the decision;

             (b) specific reference(s) to the pertinent Arrangement provisions upon which the decision was based; and

             (c)   such other matters as the Trustee deems relevant.